UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 1, 2008 (April 28, 2008)
REIS, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
530 Fifth Avenue, New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
(212) 921-1122

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a) On April 28, 2008, East Lyme Housing Ventures, LLC ("ELHV"), a subsidiary of Reis, Inc. (the "Company"), entered into a Second Modification of Notes, Loan Agreement, Open-End Mortgage and Security Agreement, Assignment of Leases and Rents and Other Loan Documents (the "Modification") with Wachovia Bank, National Association ("Wachovia"). Also on April 28, 2008, the Company entered into an Amendment to Conditional Guaranty and Consent of Guarantor (the "Consent") with Wachovia. The Modification and the Consent revise the terms of the loans related to the Company's East Lyme, Connecticut development. Under the Modification and the Consent:
•	the maturity of ELHV's current loans with Wachovia, which had previously been extended through May 15, 2008, was extended through June 30, 2009;
•	the loans will bear interest at LIBOR + 2.50%;
•	the aggregate principal amount permitted to be outstanding at any one time is $8,375,000 (consisting of $5,000,000 under the revolving loan and $3,375,000 under the development loan);
•	the maximum aggregate amount of all advances under the revolving loan is $6,717,890;
•	ELHV will be required to make principal payments ("Curtailment Payments") on the development loan in the following aggregate (cumulative) amounts: $420,000 by July 15, 2008; $1,320,000 by October 15, 2008; $2,200,000 by January 15, 2009; and the remaining balance by April 15, 2009. Any prior payments from sales of homes or otherwise will be credited towards the required Curtailment Payments;
•	the Company's required liquidity level was reduced from $10,000,000 to $7,500,000 (and will be further reduced on a dollar-for-dollar basis to the extent of any Curtailment Payments); and
•	certain other changes were made to the allocation of home sale proceeds to payment of outstanding loan balances.
Copies of the Modification and the Consent are filed as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Second Modification of Notes, Loan Agreement, Open-End Mortgage and Security Agreement, Assignment of Leases and Rents and Other Loan Documents, dated as of April 28, 2008, between East Lyme Housing Ventures, LLC and Wachovia Bank, National Association.
	99.2	Amendment to Conditional Guaranty and Consent of Guarantor, dated as of April 28, 2008, between Reis, Inc. and Wachovia Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REIS, INC.

	By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi Vice President, Chief Financial Officer
Date: May 1, 2008

Exhibit Index

99.1	Second Modification of Notes, Loan Agreement, Open-End Mortgage and Security Agreement, Assignment of Leases and Rents and Other Loan Documents, dated as of April 28, 2008, between East Lyme Housing Ventures, LLC and Wachovia Bank, National Association.

99.2	Amendment to Conditional Guaranty and Consent of Guarantor, dated as of April 28, 2008, between Reis, Inc. and Wachovia Bank, National Association.